Exhibit 99.1

May 21, 2010

Donald deLaski 2008 Grantor Retained Annuity Trust

c/o Mr. Donald deLaski

[Street Address]

[City, State, Zip Code]

Re:	Waiver of Shareholders’ Agreement Restrictions

Dear Don,

Reference is made to the Shareholders’ Agreement, dated as of April 22, 2005, as it has been and may be amended from time to time (the “Shareholders’ Agreement”), by and among Deltek, Inc., a Delaware corporation (formerly Deltek Systems, Inc., a Virginia corporation) (the “Company”), the shareholders of the Company listed on the signature pages to the Shareholders’ Agreement and, with respect to Sections 3.3 and 3.4 thereof, New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P. (collectively, the “NMP Entities”). This letter is to confirm our agreement as follows:

1.	Each of the Company and NMP Entities hereby waives compliance by the Donald deLaski 2008 Grantor Retained Annuity Trust (the “Trust”) with Section 3.1 of the Shareholders’ Agreement, with respect to up to 500,000 shares of common stock of the Company owned by the Trust.

2.	In all other respects, the Shareholders’ Agreement shall remain in full force and effect in accordance with its terms.

If the foregoing corresponds to your understanding of our agreement, please sign this letter and the enclosed copy in the space provided and return one copy to us.

[Remainder of page intentionally left blank]

Very truly yours,

Deltek, Inc.

	By:	/s/ Kevin Parker
Name: Kevin Parker
Title: Chairman, President and Chief Executive Officer

NEW MOUNTAIN PARTNERS II, L.P.

By:	New Mountain Investments II, L.L.C., its general partner

	By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Managing Member

NEW MOUNTAIN AFFILIATED INVESTORS II, L.P.

By:	New Mountain Investments II, L.L.C., its general partner

	By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Managing Member

ALLEGHENY NEW MOUNTAIN PARTNERS, L.P.

By:	New Mountain Investments II, L.L.C., its general partner

	By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Managing Member

ACKNOWLEDGED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE DONALD DELASKI 2008 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Donald deLaski

Name:	Donald deLaski
Title:	Trustee

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